Consolidated Statement of Comprehensive Income - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Net income	$ 8,349,000	$ 12,711,000
Other comprehensive income:
Net unrealized holding gain on available- for-sale investment securities	3,091,000	2,720,000
Tax effect	(649,000)	(571,000)
Reclassification adjustment for investment securities gains included in net income	0	(194,000)
Tax effect	0	41,000
Total other comprehensive income	2,442,000	1,996,000
Comprehensive income	$ 10,791,000	$ 14,707,000